Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Josh Silverman, certify that the Annual Report of Etsy, Inc. on Form 10-K for the period ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Etsy, Inc.

/s/ Josh Silverman
Josh Silverman
President, Chief Executive Officer
(Principal Executive Officer)
Date: February 22, 2023